EXHIBIT           DESCRIPTION

EX-99.1a          Amended   Declaration   of  Trust  dated  May  31,  1995,   is
                  incorporated   herein  by   reference   to  Exhibit   1(a)  of
                  Post-Effective Amendment No. 16 filed on July 28, 1995.

EX-99.1b Amendment to the Declaration of Trust dated October 21, 1996, is incorporated herein by reference to Exhibit 1b (EX-99.B1b) of Post-Effective Amendment No. 19 filed on March 12, 1997 (accession #746458-97-000004).

EX-99.2 Amended and Restated Bylaws, dated May 17, 1995, are incorporated herein by reference to Exhibit 2 of Post-Effective Amendment No. 17 filed on June 28, 1996 (accession #746458-96-000009).

EX-99.4           Agreement  and  Plan  of  Reorganization   filed  herewith  as
                  Appendix I to Part A to the Form N-14.

EX-99.6a Investment Advisory Agreement between American Century Municipal Trust on behalf of all of its series, except American Century - Benham Limited-Term Tax-Free Fund, and Benham Management Corporation, dated June 1, 1995, is incorporated herein by reference to Exhibit 5 (EX-99.B5) of Post-Effective Amendment No. 17 filed on June 28, 1996 (accession #746458-96-000009).

EX-99.6b Form of Investment Management Agreement between American Century - Benham Limited-Term Tax-Free Fund and American Century Investment Management, Inc.

EX-99.7 Distribution Agreement between American Century Municipal Trust and American Century Investment Services, Inc. dated as of September 3, 1996, is incorporated herein by reference to
                  Exhibit 6 (EX-99.B6)to Post-Effective Amendment No. 30 to the Registration Statement of American Century Government Income Trust filed on November 25, 1996 (accession #773674-96-000009).

EX-99.9 Custodian Agreement between American Century Municipal Trust and The Chase Manhattan Bank, dated August 9, 1996, is incorporated herein by reference to Exhibit 8 (EX-99.B8) of Post-Effective Amendment No. 31 of American Century Government Income Trust filed on February 7, 1997 (accession #773674-97-000002).

EX-99.11 Opinion and Consent of Counsel as to the legality of the securities being registered.

EX-99.12 Form of Opinion and Consent of Counsel as to the tax matters and consequences to shareholders.

EX-99.13 Form of Transfer Agency Agreement between American Century Municipal Trust and American Century Services Corporation.

EX-99.14a         Consent of Baird, Kurtz & Dobson.

EX-99.14b         Consent of KPMG Peat Marwick LLP.

EX-99.16          Power of Attorney dated February 28, 1997.

EX-99.17          Form of Proxy.

EX-99.17b         Prospectus  dated March 1, 1997, for American Century - Benham
                  Intermediate-Term  Tax-Exempt Fund,  American Century - Benham
                  Long-Term  Tax-Exempt  Fund,  and  American  Century  - Benham
                  Limited-Term  Tax-Exempt Fund, filed as part of Post-Effective
                  Amendment No. 76 to the Registration Statement on Form N-1A on
                  February   28,   1997(accession   #   100334-97-000005),    is
                  incorporated herein by reference.

EX-99.17c         Statement of Additional  Information  dated March 1, 1997, for
                  American Century - Benham  Intermediate-Term  Tax-Exempt Fund,
                  American  Century  - Benham  Long-Term  Tax-Exempt  Fund,  and
                  American Century - Benham Limited-Term Tax-Exempt Fund, filed as part of Post-Effective Amendment No. 76 to the Registration
                  Statement  on  Form  N-1A on  February  28,  1997(accession  #
                  100334-97-000005), is incorporated herein by reference.

EX-99.17d         Prospectus  dated September 3, 1996,  revised January 1, 1997, for American Century - Benham Intermediate-Term  Tax-Free Fund
                  and American Century - Benham  Long-Term  Tax-Free Fund, filed
                  on  December  23,  1996  (accession   #746458-96-000014),   is
                  incorporated herein by reference.

EX-99.17e         Prospectus for American Century - Limited-Term  Tax-Free Fund,
                  filed on March  12,  1997  (accession  #746458-97-000004),  is incorporated herein by reference.

EX-99.17f         Statement of  Additional  Information  for American  Century -
                  Benham Tax-Free Money Market Fund,  American  Century - Benham
                  Intermediate-Term  Tax-Free  Fund,  American  Century - Benham
                  Long-Term  Tax-Free Fund, and American  Century - Limited-Term
                  Tax-Free   Fund,   filed  on   March   12,   1997   (accession
                  #746458-97-000004), is incorporated herein by reference.

EX-99.17g         Annual Report dated October 31, 1996,  for American  Century -
                  Benham  Intermediate-Term  Tax-Exempt Fund, American Century -
                  Benham  Long-Term  Tax-Exempt  Fund,  and  American  Century -
                  Benham  Limited-Term  Tax-Exempt  Fund,  filed on December 23,
                  1996 (accession # 100334-96-000018), is incorporated herein by reference.

EX-99.17h         Annual  Report  dated  May  31,  1996,  for  American  Century
                  Municipal   Trust,   filed   on  July  26,   1996   (accession
                  #746458-96-000011), is incorporated herein by reference.

EX-99.17i         Semiannual  Report  dated  November  30,  1996,  for  American
                  Century Municipal Trust,  filed on January 29, 1997 (accession
                  #746458-97-000003), is incorporated herein by reference.